Exhibit 10.68

REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

by and between

HEP REFINING ASSETS, L.P.,

as Seller,

with

HOLLY ENERGY PARTNERS, L.P.,

as Guarantor of Seller,

EL PASO LOGISTICS LLC.

as Buyer,

HOLLYFRONTIER CORPORATION,

as Guarantor of Buyer,

and

HOLLY ENERGY PARTNERS – OPERATING, L.P.

Solely in Respect of Section 6.2

Dated: February 22, 2016

1

TABLE OF CONTENTS
ARTICLE I - DEFINED TERMS2
1.1Definitions 2
1.2Interpretation2
ARTICLE II – TRANSFER OF TERMINAL2
2.1Transfer of Terminal2
2.2Assumption of Liabilities2
2.3Excluded Liabilities2
2.4Excluded Assets2
ARTICLE III - CLOSING3
3.1Closing3
3.2Deliveries by Seller3
3.3Deliveries by Buyer4
3.4Prorations; Closing Costs; Transfer Taxes and Fees4
ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF SELLER4
4.1Organization4
4.2Authorization5
4.3No Conflicts or Violations; No Consents or Approvals Required5
4.4Absence of Litigation5
4.5Title5
4.6Brokers and Finders5
4.7Taxes5
ARTICLE V - REPRESENTATIONS AND WARRANTIES OF BUYER6
5.1Organization6
5.2Authorization6
5.3No Conflicts or Violations; No Consents or Approvals Required6
5.4Absence of Litigation6
5.5Brokers and Finders6
ARTICLE VI - COVENANTS6
6.1Additional Agreements6
6.2Obligation to Modify Alon Documents7
6.3Site Access7
ARTICLE VII - ADDITIONAL AGREEMENTS7
7.1Further Assurances7
ARTICLE VIII - INDEMNIFICATION7
8.1Indemnification of Buyer and Seller7
8.2Defense of Third-Party Claims7
8.3Direct Claims8

i

8.4Limitations8
8.5Tax Related Adjustments9
ARTICLE IX - MISCELLANEOUS9
9.1Expenses9
9.2Notices9
9.3Severability9
9.4Governing Law; Jurisdiction; Waiver of Jury Trial9
9.5Dispute Resolution9
9.6Parties in Interest10
9.7Assignment of Agreement10
9.8Captions10
9.9Counterparts10
9.10Director and Officer Liability10
9.11Integration10
9.12Effect of Agreement10
9.13Amendment; Waiver10
9.14Survival of Representations and Warranties11
9.15Waivers and Disclaimers11
ARTICLE X - GUARANTEES12
10.1Guarantee by HFC12
10.2Guarantee by Partnership13

EXHIBITS AND SCHEDULES

EXHIBIT A – Legal Description
EXHIBIT B – Definitions
EXHIBIT C – Interpretation
EXHIBIT D – Form of Special Warranty Deed
EXHIBIT E – Form of Bill of Sale and Assignment

Schedule 2.1        Assigned Contracts
Schedule 2.4        Excluded Assets
Schedule 4.3        Required Consents – Seller
Schedule 5.3        Required Consents – Buyer

REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

THIS REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT (this "Agreement") dated as of February 22, 2016 to be effective as of the Effective Time (as defined below), is made and entered into by and among HEP REFINING ASSETS, L.P., a Delaware limited partnership ("Seller"), HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership and Affiliate of Seller (the "Partnership"), EL PASO LOGISTICS LLC, a Delaware limited liability company ("Buyer"), HOLLYFRONTIER CORPORATION, a Delaware corporation and an Affiliate of Buyer ("HFC"), and HOLLY ENERGY PARTNERS – OPERATING, L.P., a Delaware limited partnership and an Affiliate of Seller ("HEP Operating"). Seller and Buyer are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties." HFC joins this Agreement solely for the purpose of Section 10.1 of this Agreement. The Partnership joins this Agreement solely for the purpose of Section 10.2 of this Agreement. HEP Operating joins this Agreement solely for the purpose of Section 6.2 of this Agreement.

WHEREAS, Seller owns a refined products terminal in El Paso, Texas (the "Terminal"), located on the real property more particularly described on Exhibit A (together with all easements, rights, titles and interests appurtenant thereto, the "Real Property");

WHEREAS, the Terminal consists of all buildings, structures, and other physical improvements located on or affixed to the Real Property (the "Improvements") and all Permits, storage tanks, equipment, machinery, fixtures, and all other tangible personal property, except for the Excluded Assets (the "Tangible Personal Property") owned by Seller and used in connection with the ownership, maintenance, or operation of the Terminal and the Real Property;

WHEREAS, Seller has certain rights under Contracts that are assignable and relate exclusively to the ownership and operation of the Terminal (whether such Contracts are with Seller or an Affiliate of Seller), that are not Excluded Assets, as more particularly described on Schedule 2.1 (collectively, the “Assigned Contracts”);

WHEREAS, the Real Property, the Improvements, the Tangible Personal Property and the Assigned Contracts are collectively referred to herein as the "Property"; provided, however, that Property shall not include any goods, products, and inventory that are owned by third parties and located on the Real Property or used in connection with the ownership and operation of the Terminal;

WHEREAS, concurrently with the entry into this Agreement, HollyFrontier Refining & Marketing LLC, a Delaware limited liability company and Affiliate of Buyer ("HFRM"), and HEP Operating, are entering into that certain LLC Interest Purchase Agreement (the "LLC Transfer Agreement") pursuant to which HEP Operating is purchasing all of the limited liability company membership interests of El Dorado Osage LLC, a Delaware limited liability company, from HFRM (the "Osage Transaction");

WHEREAS, in connection with and as partial consideration for the Osage Transaction, Seller desires to convey to Buyer, and Buyer desire to receive from Seller, the Property in accordance with the terms and conditions set forth in this Agreement;

WHEREAS, in connection with the acquisition of the Property and in addition to the other transactions contemplated by the LLC Transfer Agreement, the Parties and their respective Affiliates desire to (i) enter into an Amended and Restated Master Systems Operating Agreement (as defined below), (ii) enter into the Second Amended and Restated Pipelines and Terminals Agreement (as defined below), containing, among other things, construction obligations of Affiliates of Seller, and (iii) enter an Amended and Restated Master Throughput Agreement (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINED TERMS

1.1.Definitions    . Capitalized terms used throughout this Agreement and not otherwise defined herein shall have the meanings set forth on Exhibit B.

1.2.Interpretation    . Matters relating to the interpretation of this Agreement are set forth on Exhibit C.

ARTICLE II
TRANSFER OF TERMINAL

2.1    Transfer of Terminal. Subject to the terms and conditions of this Agreement, concurrently with the closing of the Osage Transaction and as partial consideration therefor, Seller agrees to convey and assign to Buyer, and Buyer agrees to accept from Seller, all of Seller's right, title, estate and interest in and to the Property and enter into the other transactions contemplated by this Agreement. The Parties acknowledge and agree that the Assigned Contracts included in the Property are identified on Schedule 2.1.

2.2    Assumption of Liabilities. Buyer assumes and agrees to timely pay, perform and discharge all of the Terminal Liabilities to the full extent that Seller has heretofore or would have been in the future obligated to pay, perform and discharge the Terminal Liabilities were it not for the transfer of the Property to Buyer and delivery of this Agreement; provided, however, that said assumption and agreement to pay, perform and discharge the Terminal Liabilities shall not (a) increase the obligation of Buyer with respect to the Terminal Liabilities beyond that of Seller, (b) waive any valid defense that was available to Seller with respect to the Terminal Liabilities or (c) enlarge the rights or remedies of any third party under any of the Terminal Liabilities.

2.3    Excluded Liabilities. Notwithstanding anything to the contrary in this Agreement, including the terms and provisions of Section 2.2, Buyer shall not be deemed to have assumed, and the Property is not being conveyed subject to (a) any Monetary Liens and all such Monetary Liens shall be deemed to be excluded from the assumption of Terminal Liabilities provided for in Section 2.2, (b) the Alon Documents, and (c) any of the liabilities that are covered by the indemnities set forth in the Amended and Restated Omnibus Agreement, all of which shall be deemed to be excluded from the assumption of Terminal Liabilities provided for in Section 2.2 if and to the extent such liabilities are covered by such indemnities.

2.4    Excluded Assets. Notwithstanding anything in this Agreement to the contrary, the Property shall not include any of the Contracts, equipment, machinery or other tangible personal property described on Schedule 2.4 (the “Excluded Assets”), which Excluded Assets shall be retained by Seller. Seller and Buyer shall negotiate in good faith to reach commercially reasonable terms on which any Excluded Assets located on the Property may remain on the Property; provided, however, that if Seller and Buyer do not reach agreement as aforesaid in respect of an Excluded Asset, Seller shall remove such Excluded Asset from the Property within a reasonable time after such failure to reach agreement occurs.

ARTICLE III
CLOSING

3.1.Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place simultaneously with the execution of this Agreement. The date of the Closing is referred to herein as the "Closing Date" and the Closing is deemed to be effective as of 12:01 a.m., Dallas, Texas time, on the date hereof (the "Effective Time").

3.2.Deliveries by Seller. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer the following:

(a)a special warranty deed in substantially the form set forth on Exhibit D (the "Deed"), conveying the Real Property and Improvements to Buyer, free and clear of all Encumbrances except the Permitted Encumbrances, duly executed by Seller.

(b)a bill of sale and assignment in substantially the form set forth on Exhibit E, transferring and assigning to Buyer all of the Tangible Personal Property, free and clear of all Monetary Liens, duly executed by Seller.

(c)evidence in form and substance satisfactory to Buyer of the release and termination of all Monetary Liens on the Property.

(d)to the extent assignable, assignment documents, duly executed by Seller, assigning each of the Permits held by Seller which are assignable by Seller to Buyer in accordance with Applicable Law.

(e)a properly executed certificate, in the form prescribed by Treasury regulations under Section 1445 of the Code, stating that the Partnership (the person from whom Seller is disregarded as an entity for U.S. federal income tax purposes) is not a "foreign person" within the meaning of Section 1445 of the Code.

(f)a counterpart of the Amended and Restated Master Systems Operating Agreement in a form mutually acceptable to the Parties (the "Amended and Restated Master Systems Operating Agreement"), duly executed by the HEP Entities party thereto.

(g)a counterpart of the Amended and Restated Master Throughput Agreement in a form mutually acceptable to the Parties (the "Amended and Restated Master Throughput Agreement"), duly executed by the HEP Entities party thereto.

(h)a counterpart of the Second Amended and Restated Refined Products Pipelines and Refined Products Terminals Agreement in a form mutually acceptable to the Parties (the "Second Amended and Restated Pipelines and Terminals Agreement"), duly executed by the HEP Entities party thereto.

(i)the amount of any prorations, credits, debits, and adjustments owned by Seller pursuant to Section 3.4.

3.3.Deliveries by Buyer. At the Closing (or such later date as may be set forth below), Buyer shall deliver, or cause to be delivered, to Seller the following:

(a)    a counterpart of the Amended and Restated Master Systems Operating Agreement, duly executed by the HFC Entities party thereto.

(b)    a counterpart of the Amended and Restated Master Throughput Agreement, duly executed by the HFC Entities party thereto.

(c)    a counterpart of the Second Amended and Restated Pipelines and Terminals Agreement, duly executed by the HFC Entities party thereto.

(d)    the amount of any prorations, credits, debits, and adjustments owned by Buyer pursuant to Section 3.4.

3.4.Prorations; Closing Costs; Transfer Taxes and Fees

(a)Buyer shall pay the cost of all sales, transfer and use taxes arising out of the transfer of the Property.

(b)On the Closing Date, or as promptly as practicable following the Closing Date, but in no event later than sixty (60) calendar days thereafter, the real, if any, and personal property taxes, water, gas, electricity and other utilities with respect to the Assets and the real estate interests and rights associated with the Property and local business or other license fees to the extent assigned and other similar periodic charges payable with respect to the Property shall be prorated between Buyer, on the one hand, and Seller, on the other hand, effective as of the Effective Time, with Seller being responsible for amounts related to the period prior to but excluding the Effective Time and Buyer being responsible for amounts related to the period at and after the Effective Time. If the final property tax rate or final assessed value for the current tax year is not established by the Closing Date, the prorations shall be made on the basis of the rate or assessed value in effect for the preceding tax year and shall be adjusted when the exact amounts are determined. All such prorations shall be based upon the most recent available assessed value available prior to the Closing Date.

(c)Seller shall pay all recording fees and other costs incidental to the recordation of the Deed.

(d)If a Party pays any tax agreed to be borne by the other Party under this Agreement, such other Party shall promptly reimburse the paying Party for the amounts so paid. If any Party receives any tax refund or credit applicable to a tax paid by another Party hereunder, the receiving Party shall promptly pay such amounts to the Party entitled thereto.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer that as of the Effective Time:

4.1.Organization. Seller is an entity duly organized, validly existing and in good standing under the Applicable Laws of the State of Delaware.

4.2.Authorization. Seller has full partnership power and authority to execute, deliver, and perform this Agreement and any Seller Ancillary Documents to which it is a party. The execution, delivery, and performance by Seller of this Agreement and the Seller Ancillary Documents to which it is a party and the consummation by Seller of the transactions contemplated hereby and thereby, have been duly authorized by all necessary partnership action of Seller. This Agreement has been duly executed and delivered by Seller and constitutes, and each Seller Ancillary Document executed or to be executed by Seller has been, or when executed will be, duly executed and delivered by Seller and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Seller, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Applicable Laws affecting creditors' rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

4.3.No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by Seller of this Agreement and the other Seller Ancillary Documents to which it is a party does not, and the consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provision of Seller's organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate in any material respect any Applicable Law or material Contract binding upon Seller. Except as set forth on Schedule 4.3, no Consent of any Governmental Authority or any other person is required for Seller in connection with Seller's execution, delivery or performance of this Agreement or the Seller Ancillary Documents to which it is a party or consummation of the transactions contemplated hereby or thereby.

4.4.Absence of Litigation. There is no Action pending or, to the Knowledge of Seller, threatened against (i) the Property or (ii) Seller or any of its Affiliates relating to the transactions contemplated by this Agreement or the Seller Ancillary Documents or which, if adversely determined, would reasonably be expected to materially impair the ability of Seller to perform its obligations and agreements under this Agreement or the Seller Ancillary Documents and to consummate the transactions contemplated hereby and thereby.

4.5.Title. Seller is the record owner of and has good and marketable indefeasible fee simple title to Property, free and clear of all Encumbrances except Permitted Encumbrances. There are no options or rights to purchase or acquire, or agreements, arrangements, commitments or understandings relating to, the Property except pursuant to this Agreement, the Amended and Restated Omnibus Agreement or commercial agreements to which an HFC Entity is a party.

4.6.Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of Seller who is entitled to receive from Buyer any fee or commission in connection with the transactions contemplated by this Agreement.

4.7    Taxes. Seller has filed or caused to be filed all material Tax Returns required to be filed with respect to the Property on or prior to the date hereof and paid all Taxes attributable to the Property that have become due and payable on or prior to the date hereof. There are no liens (other than Permitted Encumbrances) currently pending attributable to any unpaid Taxes.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Seller that as of the Effective Time:

5.1.Organization. Buyer is an entity duly organized, validly existing and in good standing under the Applicable Laws of the State of Delaware.

5.2.Authorization. Buyer has full limited liability company power and authority to execute, deliver, and perform this Agreement and any Buyer Ancillary Documents to which it is a party. The execution, delivery, and performance by Buyer of this Agreement and the Buyer Ancillary Documents to which it is a party and the consummation by Buyer of the transactions contemplated hereby and thereby, have been duly authorized by all necessary limited liability company action of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes, and each such Buyer Ancillary Document executed or to be executed Buyer has been, or when executed will be, duly executed and delivered by Buyer and constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of Buyer, enforceable against it in accordance with their terms, except to the extent that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar Applicable Laws affecting creditors' rights and remedies generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance) in certain instances.

5.3.No Conflicts or Violations; No Consents or Approvals Required. The execution, delivery and performance by Buyer of this Agreement and the Buyer Ancillary Documents to which it is a party does not, and consummation of the transactions contemplated hereby and thereby will not, (i) violate, conflict with, or result in any breach of any provisions of Buyer's organizational documents or (ii) subject to obtaining the Consents or making the registrations, declarations or filings set forth in the next sentence, violate in any material respect any Applicable Law or material contract binding upon Buyer. Except as set forth on Schedule 5.3, no Consent of any Governmental Authority or any other person is required for Buyer in connection with the Buyer's execution, delivery or performance of this Agreement or the Buyer Ancillary Documents to which it is a party or the consummation of the transactions contemplated hereby and thereby.

5.4.Absence of Litigation. There is no Action pending or, to the Knowledge of Buyer, threatened against Buyer or any of its Affiliates relating to the transactions contemplated by this Agreement or the Buyer Ancillary Documents or which, if adversely determined, would reasonably be expected to materially impair the ability of Buyer to perform its obligations and agreements under this Agreement or the Buyer Ancillary Documents and to consummate the transactions contemplated hereby and thereby.

5.5.Brokers and Finders. No investment banker, broker, finder, financial advisor or other intermediary has been retained by or is authorized to act on behalf of Buyer who is entitled to receive from Seller any fee or commission in connection with the transactions contemplated by this Agreement.

ARTICLE VI
COVENANTS

6.1.Additional Agreements. Subject to the terms and conditions of this Agreement and the Ancillary Documents and the Amended and Restated Omnibus Agreement, each of the Parties shall use its commercially reasonable efforts to do, or cause to be taken all action and to do, or cause to be done, all things necessary, proper, or advisable under Applicable Laws to consummate and make effective the transactions contemplated by this Agreement. If at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the Parties and their duly authorized representatives shall use commercially reasonable efforts to take all such action.

6.2.Obligation to Modify Alon Documents. Seller and HEP Operating shall use commercially reasonable efforts to modify the Alon Documents to remove the Property as a location for terminalling products pursuant to the Alon Documents.

6.3.Site Access. From time to time after the Effective Time, upon the request of either Party, the Parties will enter into good faith negotiations to enter into such easements or real property license agreements evidencing HEP Operating’s right during the Term to maintain, operate and access the Excluded Assets located within the Terminal. Such agreement(s) shall include HFC’s standard terms and conditions, with such modifications thereto as are mutually acceptable to the Parties.

ARTICLE VII
ADDITIONAL AGREEMENTS

7.1    Further Assurances. After the Closing, each Party shall take such further actions, including obtaining consents to assignment from third parties, and execute such further documents as may be necessary or reasonably requested by the other Parties in order to effectuate the intent of this Agreement and the Ancillary Documents and to provide such other Parties with the intended benefits of this Agreement and the Ancillary Documents.

ARTICLE VIII
INDEMNIFICATION

8.1.Indemnification of Buyer and Seller. From and after the Closing and subject to the provisions of this Article VIII, (i) Seller agrees to indemnify and hold harmless the Buyer Indemnified Parties from and against any and all Buyer Indemnified Costs and (ii) Buyer agrees to indemnify and hold harmless the Seller Indemnified Parties from and against any and all Seller Indemnified Costs.

8.2.Defense of Third-Party Claims    . An Indemnified Party shall give prompt written notice to Seller or Buyer, as applicable (the "Indemnifying Party"), of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "thirdparty action") in respect of which such Indemnified Party seeks indemnification hereunder. Any failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to such Indemnified Party under this Article VIII unless the failure to give such notice materially and adversely prejudices the Indemnifying Party. The Indemnifying Party shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as it deems appropriate; provided, however, that:

(a)    The Indemnified Party shall be entitled, at its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Party shall pay the attorneys' fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such third-party action, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to have charge of such third-party action, (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, or (iv) the Indemnified Party's counsel shall have advised the Indemnified Party in writing, with a copy delivered to the Indemnifying Party, that there is a material conflict of interest that could violate applicable standards of professional conduct to have common counsel);

(b)    The Indemnifying Party shall obtain the prior written approval of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a Material Adverse Effect on its business;

(c)    The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

(d)    The Indemnifying Party shall not be entitled to control (but shall be entitled to participate at its own expense in the defense of), and the Indemnified Party shall be entitled to have sole control over, the defense or settlement, compromise, admission, or acknowledgment of any third-party action (i) as to which the Indemnifying Party fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that the Indemnified Party shall make no settlement, compromise, admission, or acknowledgment that would give rise to liability on the part of any Indemnifying Party without the prior written consent of such Indemnifying Party.

The Parties shall extend reasonable cooperation in connection with the defense of any third-party action pursuant to this Article VIII and, in connection therewith, shall furnish such records, information, and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested.

8.3.Direct Claims. In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 8.2 because no third-party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. Subject to the limitations set forth in Section 8.4(a), the failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.

8.4.Limitations. The following provisions of this Section 8.4 shall limit the indemnification obligations hereunder:

(a)    Limitation as to Time. The Indemnifying Party shall not be liable for any Indemnified Costs pursuant to this Article VIII unless a written claim for indemnification in accordance with Section 8.2 or Section 8.3 is given by the Indemnified Party to the Indemnifying Party with respect thereto on or before 5:00 p.m., Dallas, Texas time, on the anniversary of the Closing Date; provided that the Indemnifying Party shall be liable for Indemnified Costs with respect to claims for indemnification for breach of the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authorization), 4.5 (Title), 5.1 (Organization) and 5.2 (Authorization), if a written claim for indemnification in accordance with Section 8.2 or Section 8.3 is given by the Indemnified Party to the Indemnifying Party at any time prior to the expiration of the applicable statute of limitations.

(b)    Sole and Exclusive Remedy. Each Party acknowledges and agrees that, after the Closing Date, notwithstanding any other provision of this Agreement to the contrary, Buyer's and the other Buyer Indemnified Parties' and Seller and the other Seller Indemnified Parties' sole and exclusive remedy with respect to the Indemnified Costs shall be in accordance with, and limited by, the provisions set forth in this Article VIII. The Parties further acknowledge and agree that the foregoing is not the remedy for and does not limit the Parties' remedies for matters covered by the indemnification provisions contained in the Amended and Restated Omnibus Agreement.

8.5.Tax Related Adjustments. Seller and Buyer agree that any payment of Indemnified Costs made hereunder by Buyer will be treated by the Parties on their tax returns as an adjustment to the taxable consideration received by Buyer in exchange for the Terminal.

ARTICLE IX
MISCELLANEOUS

9.1.Expenses. Except as provided in Section 3.3 of this Agreement, or as provided in the Ancillary Documents or the Amended and Restated Omnibus Agreement, all costs and expenses incurred by the Parties in connection with this Agreement and the consummation of the transactions contemplated hereby shall be borne solely and entirely by the Party which has incurred such expense.

9.2.Notices. Any notice or other communication given under this Agreement shall be in writing and shall be provided in the manner, and deemed delivered at the time, set forth in the Amended and Restated Omnibus Agreement.

9.3.Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced under Applicable Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner adverse to any Party. Upon such determination that any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

9.4.Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Dallas, Texas. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.5.Dispute Resolution.  Any Dispute arising out of or in connection with this Agreement, including any question regarding the existence, validity or termination of this Agreement, shall be exclusively resolved in accordance with the provisions relating to dispute resolution set forth in the Amended and Restated Omnibus Agreement.  Pending resolution of any Dispute between the Parties, the Parties shall continue to perform in good faith their respective obligations under this Agreement based upon the last agreed performance demonstrated prior to the Dispute.

9.6.Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each Party and their successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

9.7.Assignment of Agreement. At any time, the Parties may make a collateral assignment of their rights under this Agreement to any of their bona fide lenders or debt holders, or a trustee or a representative for any of them, and the non-assigning Parties shall execute an acknowledgment of such collateral assignment in such form as may from time to time be reasonably requested; provided, however, that unless written notice is given to the non-assigning Parties that any such collateral assignment has been foreclosed upon, such non-assigning Parties shall be entitled to deal exclusively with Seller or HFC, as the case may be, as to any matters arising under this Agreement, the Ancillary Documents or the Amended and Restated Omnibus Agreement (other than for delivery of notices required by any such collateral assignment). Except as otherwise provided in this Section 9.7, neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties.

9.8.Captions. The captions in this Agreement are for purposes of reference only and shall not limit or otherwise affect the interpretation hereof.

9.9.Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.10.Director and Officer Liability. The directors, managers, officers, partners and stockholders of HFC, Buyer, Seller and their respective Affiliates shall not have any personal liability or obligation arising under this Agreement (including any claims that another party may assert) other than, if applicable, as a direct party to or as an assignee of this Agreement or pursuant to a written guarantee.

9.11.Integration. This Agreement, the Ancillary Documents and the Amended and Restated Omnibus Agreement supersede any previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This Agreement, the Ancillary Documents and the Amended and Restated Omnibus Agreement contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement, the Ancillary Documents or the Amended and Restated Omnibus Agreement unless it is contained in a written amendment hereto or thereto and executed by the Parties hereto or thereto after the date of this Agreement, the Ancillary Documents or the Amended and Restated Omnibus Agreement. To the extent that there is any conflict between the Ancillary Documents and this Agreement, this Agreement shall prevail.

9.12.Effect of Agreement. The Parties ratify and confirm that except as otherwise expressly provided herein, in the event this Agreement conflicts in any way with the Amended and Restated Omnibus Agreement, the terms and provisions of the Amended and Restated Omnibus Agreement shall control.

9.13.Amendment; Waiver. This Agreement may be amended only in a writing signed by all parties hereto. Any waiver of rights hereunder must be set forth in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive any party's rights at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

9.14.Survival of Representations and Warranties. The representations and warranties set forth in this Agreement shall survive the Closing until 5:00 p.m., Dallas, Texas time on, on the anniversary of the Closing Date, except that the representations and warranties contained in Sections 4.1 (Organization), 4.2 (Authorization), 4.5 (Title), 5.1 (Organization) and 5.2 (Authorization) shall survive until the expiration of the applicable statute of limitations; provided, however, that any representation and warranty that is the subject of a claim for indemnification hereunder which claim was timely made pursuant to Section 8.2 or 8.3 shall survive with respect to such claim until such claim is finally paid or adjudicated.

9.15.WAIVERS AND DISCLAIMERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES AND OTHER COVENANTS AND AGREEMENTS MADE BY THE PARTIES IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS AND THE AMENDED AND RESTATED OMNIBUS AGREEMENT, THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT NONE OF THE PARTIES HAS MADE, DOES NOT MAKE, AND EACH SUCH PARTY SPECIFICALLY NEGATES AND DISCLAIMS, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, PAST OR PRESENT, REGARDING (I) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, (II) THE INCOME TO BE DERIVED FROM THE PROPERTY, (III) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES THAT MAY BE CONDUCTED THEREWITH, (IV) THE COMPLIANCE OF THE PROPERTY OR ITS OPERATION WITH ANY APPLICABLE LAWS (INCLUDING WITHOUT LIMITATION ANY ZONING, ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS), OR (V) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE AMENDED AND RESTATED OMNIBUS AGREEMENT NONE OF THE PARTIES IS LIABLE OR BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY AGENT, EMPLOYEE, SERVANT OR THIRD PARTY. EXCEPT TO THE EXTENT PROVIDED IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE AMENDED AND RESTATED OMNIBUS AGREEMENT, EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE TRANSFER AND CONVEYANCE OF THE PROPERTY SHALL BE MADE IN AN "AS IS," "WHERE IS" CONDITION WITH ALL FAULTS, AND THE PROPERTY IS TRANSFERRED AND CONVEYED SUBJECT TO ALL OF THE MATTERS CONTAINED IN THIS SECTION. THIS SECTION SHALL SURVIVE THE TRANSFER AND CONVEYANCE OF THE PROPERTY OR THE TERMINATION OF THIS AGREEMENT. THE PROVISIONS OF THIS SECTION HAVE BEEN NEGOTIATED BY THE PARTIES AFTER DUE CONSIDERATION AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY REPRESENTATIONS OR WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PROPERTY THAT MAY ARISE PURSUANT TO ANY LAW NOW OR HEREAFTER IN EFFECT, OR OTHERWISE, EXCEPT AS SET FORTH IN THIS AGREEMENT, THE ANCILLARY DOCUMENTS OR THE AMENDED AND RESTATED OMNIBUS AGREEMENT.

ARTICLE X
GUARANTEES

10.1    Guarantee by HFC.
(a)    Payment Guaranty. HFC unconditionally, absolutely, continually and irrevocably guarantees, as principal and not as surety, to Seller the punctual and complete payment in full when due of all amounts due from Buyer under this Agreement (collectively, the "Buyer Payment Obligations"). HFC agrees that Seller shall be entitled to enforce directly against HFC any of the Buyer Payment Obligations.
(b)    Guaranty Absolute. HFC hereby guarantees that the Buyer Payment Obligations will be paid strictly in accordance with the terms of this Agreement. The obligations of HFC under this Agreement constitute a present and continuing guaranty of payment, and not of collection or collectability. The liability of HFC under this Agreement shall be absolute, unconditional, present, continuing and irrevocable irrespective of:
(i)    any assignment or other transfer of this Agreement or any of the rights thereunder of Buyer;
(ii)    any amendment, waiver, renewal, extension or release of or any consent to or departure from or other action or inaction related to this Agreement;
(iii)    any acceptance by Seller of partial payment from Buyer;
(iv)    any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to Buyer or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding;
(v)    any absence of any notice to, or knowledge of, HFC, of the existence or occurrence of any of the matters or events set forth in the foregoing subsections (i) through (iv); or
(vi)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor.
The obligations of HFC hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Buyer Payment Obligations or otherwise.
(c)    Waiver. HFC hereby waives promptness, diligence, all setoffs, presentments, protests and notice of acceptance and any other notice relating to any of the Buyer Payment Obligations and any requirement for Seller to protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Buyer, any other entity or any collateral.
(d)    Subrogation Waiver. HFC agrees that for so long as there is a current or ongoing default or breach of this Agreement by Buyer, HFC shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from Buyer for any payments made by HFC under this Section 10.1, and HFC hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery it may now have or hereafter acquire against Buyer during any period of default or breach of this Agreement by Buyer until such time as there is no current or ongoing default or breach of this Agreement by Buyer.
(e)    Reinstatement. The obligations of HFC under this Section 10.1 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Buyer Payment Obligations is rescinded or must otherwise be returned to Buyer or any other entity, upon the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation or reorganization of Buyer or such other entity, or for any other reason, all as though such payment had not been made.
(f)    Continuing Guaranty. This Section 10.1 is a continuing guaranty and shall (i) remain in full force and effect until the first to occur of the indefeasible payment in full of all of the Buyer Payment Obligations, (ii) be binding upon HFC and its successors and assigns and (iii) inure to the benefit of and be enforceable by Seller and its successors, transferees and assigns.
(g)    No Duty to Pursue Others. It shall not be necessary for Seller (and HFC hereby waives any rights which HFC may have to require Seller), in order to enforce such payment by HFC, first to (i) institute suit or exhaust its remedies against Buyer or others liable on the Buyer Payment Obligations or any other person, (ii) enforce Seller's rights against any other guarantors of the Buyer Payment Obligations, (iii) join Buyer or any others liable on the Buyer Payment Obligations in any action seeking to enforce this Section 10.1, (iv) exhaust any remedies available to Seller against any security which shall ever have been given to secure the Buyer Payment Obligations, or (v) resort to any other means of obtaining payment of the Buyer Payment Obligations.
10.2    Guarantee by Partnership.
(a)    Payment Guaranty. The Partnership unconditionally, absolutely, continually and irrevocably guarantees, as principal and not as surety, to Buyer the punctual and complete payment in full when due of all amounts due from Seller under this Agreement (collectively, the "Seller Obligations"). The Partnership agrees that Buyer shall be entitled to enforce directly against the Partnership any of the Seller Obligations.
(b)    Guaranty Absolute. The Partnership hereby guarantees that the Seller Obligations will be paid strictly in accordance with the terms of this Agreement. The obligations of the Partnership under this Agreement constitute a present and continuing guaranty of payment, and not of collection or collectability. The liability of the Partnership under this Agreement shall be absolute, unconditional, present, continuing and irrevocable irrespective of:
(i)    any assignment or other transfer of this Agreement or any of the rights thereunder of Buyer;

(ii)    any amendment, waiver, renewal, extension or release of or any consent to or departure from or other action or inaction related to this Agreement;

(iii)    any acceptance by Buyer of partial payment from Seller;

(iv)    any bankruptcy, insolvency, reorganization, arrangement, composition, adjustment, dissolution, liquidation or other like proceeding relating to Seller or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding;

(v)    any absence of any notice to, or knowledge of, the Partnership, of the existence or occurrence of any of the matters or events set forth in the foregoing subsections (i) through (iv); or

(vi)    any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor.

The obligations of the Partnership hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Seller Obligations or otherwise.

(c)    Waiver. The Partnership hereby waives promptness, diligence, all setoffs, presentments, protests and notice of acceptance and any other notice relating to any of the Seller Obligations and any requirement for Buyer to protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Seller, any other entity or any collateral.
(d)    Subrogation Waiver. The Partnership agrees that for so long as there is a current or ongoing default or breach of this Agreement by Seller, the Partnership shall not have any rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification or other rights of payment or recovery from Seller for any payments made by the Partnership under this Section 10.2, and the Partnership hereby irrevocably waives and releases, absolutely and unconditionally, any such rights of subrogation, contribution, reimbursement, indemnification and other rights of payment or recovery it may now have or hereafter acquire against Seller during any period of default or breach of this Agreement by Seller until such time as there is no current or ongoing default or breach of this Agreement by Seller.
(e)    Reinstatement. The obligations of the Partnership under this Section 10.2 shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Seller Obligations is rescinded or must otherwise be returned to Seller or any other entity, upon the insolvency, bankruptcy, arrangement, adjustment, composition, liquidation or reorganization of Seller or such other entity, or for any other reason, all as though such payment had not been made.
(f)    Continuing Guaranty. This Section 10.2 is a continuing guaranty and shall (i) remain in full force and effect until the first to occur of the indefeasible payment and/or performance in full of all of the Seller Obligations, (ii) be binding upon the Partnership and its successors and assigns and (iii) inure to the benefit of and be enforceable by Buyer and its successors, transferees and assigns.
(g)    No Duty to Pursue Others. It shall not be necessary for Buyer (and the Partnership hereby waives any rights which the Partnership may have to require Buyer), in order to enforce such payment by the Partnership, first to (i) institute suit or exhaust its remedies against Seller or others liable on the Seller Obligations or any other person, (ii) enforce Buyer's rights against any other guarantors of the Seller Obligations, (iii) join the Partnership or any others liable on the Seller Obligations in any action seeking to enforce this Section 10.2, (iv) exhaust any remedies available to Buyer against any security which shall ever have been given to secure the Seller Obligations or (v) resort to any other means of obtaining payment of the Seller Obligations.

[The Remainder of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Time.

SELLER:

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company, its general partner

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer

BUYER:

EL PASO LOGISTICS LLC, a Delaware limited liability company

By: /s/ George J. Damiris
George J. Damiris
Chief Executive Officer and President

ACKNOWLEDGED AND AGREED FOR
THE PURPOSES ONLY OF SECTION 10.1:

HOLLYFRONTIER CORPORATION

By: /s/ George J. Damiris
George J. Damiris
Chief Executive Officer and President

ACKNOWLEDGED AND AGREED FOR
THE PURPOSES ONLY OF SECTION 10.2:

HOLLY ENERGY PARTNERS, L.P.

By:    HEP Logistics Holdings, L.P.,
its General Partner

By:    Holly Logistic Services, L.L.C.,
its General Partner

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer

ACKNOWLEDGED AND AGREED FOR
THE PURPOSES ONLY OF SECTION 6.2:

HOLLY ENERGY PARTNERS - OPERATING, L.P.

By: /s/ Michael C. Jennings
Michael C. Jennings
Chief Executive Officer

EXHIBIT A
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REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Legal Description of Real Property

PARCEL 1:

Being a portion of Tract 1A2, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A2;
THENCE, along the north easterly line of said Tract 1A2, South 58 degrees 01' 00" East, a distance of 3,218.47 feet to a point;
THENCE, leaving said northeasterly line. South 30 degrees 55' 00" West, a distance of 150.06 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 58 degrees 01' 00" East, a distance of 792.36 feet to a point for corner;
THENCE, South 32 degrees 35' 17" West, a distance of 261.19 feet to a point for corner;
THENCE, North 57 degrees 37' 10" West, a distance of 784.87 feet to a point for corner;
THENCE, North 30 degrees 55' 00" East, a distance of 255.78 feet to the POINT OF BEGINNING and containing 4.679 acres of land.

PARCEL 2:

Being a portion of Tract 1 A3, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A3;
THENCE, along the northeasterly line of said Tract 1A3, South 58 degrees 01' 00" East, a distance of 3,499.26 feet to a point;
THENCE, leaving said northeasterly line, South 32 degrees 14' 00" West, a distance of 488.89 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 57 degrees 49' 00" East, a distance of 909.00 feet to a point for corner;
THENCE, South 59 degrees 54' 00" East, a distance of 141.10 feet to a point for comer;
THENCE, South 32 degrees 14' 00" West, a distance of 335.13 feet to a point for comer;
THENCE, North 57 degrees 49'00" West, a distance of 1,050.00 feet to a point for corner;
THENCE, North 32 degrees 14' 00" East, a distance of 330.00 feet to the POINT OF BEGINNING and containing 7.963 acres of land.

PARCEL 3:

Being a portion of Tract 1A8, Block 4, Ascarate Grant, .City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:
COMMENCING FOR REFERENCE at the City Monument at the centerline intersection of Hawkins Boulevard and Tony Lama Street;

THENCE, along the center line of said Hawkins Boulevard, North 58 degrees 01' 00" West, a distance of 1,263.28 feet to a City Monument at me beginning of a curve to the right;
THENCE, leaving said center line. North 60 degrees 23' 42" West, a distance of 453.15 feet to a point set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard and POINT OF BEGINNING for the herein described tract;
THENCE, leaving said south right-of-way line and along the arc of a curve to the right (Delta Angle - 63 degrees 16'31", Radius - 335.00 feet, Chord - North 89 degrees 15' 26" West, 351.45 feet) a distance of 369.96 feet.to a set 1/2" rebar; .
THENCE, North 57 degrees 37' 10" West, a distance of 558.04 feet to a set 1/2" rebar;
THENCE, North 32 degrees 35' 17" East, a distance of 261.19 feet to a set 1/2" rebar in the south right-of-way line of a 150 feet wide City of El Paso drainage right-of-way;
THENCE, along the south line of said drainage right-of-way, South 58 degrees 01' 00" East, a distance of 698.23 feet to a set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard;
THENCE, along said south right-of-way line in a curve to the left South 29 degrees 59' 56" East, 176.18 feet) a distance of 176.70 feet to the POINT OF BEGINNING and containing 202,904 square feet or 4.658 acres of land.

PARCEL 4:

Lots 39 to 55, inclusive, Block 8, East Side Industrial District Unit One, an addition to the City of El Paso, El Paso County, Texas, according to the map thereof on File in Book 1, Page 44, Plat Records, El Paso County, Texas.

EXHIBIT B
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REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Definitions

"Action" means any claim, action, suit, investigation, inquiry, proceeding, condemnation or audit by or before any court or other Governmental Authority or any arbitration proceeding.

"Affiliate" means, with respect to a specified person, any other person controlling, controlled by or under common control with that first person. As used in this definition, the term "control" includes (i) with respect to any person having voting securities or the equivalent and elected directors, managers or persons performing similar functions, the ownership of or power to vote, directly or indirectly, voting securities or the equivalent representing 50% or more of the power to vote in the election of directors, managers or persons performing similar functions, (ii) ownership of 50% or more of the equity or equivalent interest in any person and (iii) the ability to direct the business and affairs of any person by acting as a general partner, manager or otherwise. Notwithstanding the foregoing, no HollyFrontier Entity will be considered an Affiliate of an HEP Entity, and no HEP Entity will be considered an Affiliate of a HFC Entity.

"Alon" means Alon USA, Inc.

"Alon Documents" means the following agreements between Seller and Alon: (a) Storage and Product Handling Agreement dated February 21, 1997, as amended, by and between the Partnership, successor-in-interest to Navajo Refining Company, L.L.C. and Alon, successor-in-interest to Fina Oil and Chemical Company, and (b) Pipeline Lease Agreement dated as of February 21, 1997, as amended, between Alon, as successor-in-interest to American Petroleum Pipe Line Company and HEP Operating, as successor-in-interest to Navajo Pipeline Company.

"Agreement" has the meaning set forth in the Preamble.

"Amended and Restated Omnibus Agreement" means that certain Fourteenth Amended and Restated Omnibus Agreement dated the date hereof among HFC and the Partnership and certain of their Affiliates.

"Amended and Restated Master Systems Operating Agreement" has the meaning set forth in Section 3.2(f).

"Amended and Restated Master Throughput Agreement" has the meaning set forth in Section 3.2(g).

"Ancillary Documents" means, collectively, the Buyer Ancillary Documents and the Seller Ancillary Documents.

"Applicable Law" means any applicable statute, law, regulation, ordinance, rule, judgment, rule of law, order, decree, permit, approval, concession, grant, franchise, license, agreement, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition of any permit, license or other operating authorization issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question.

“Assigned Contracts” has the meaning set forth in the Recitals.

"Business Day" means any day other than Saturday, Sunday or other day upon which commercial banks in Dallas, Texas are authorized by law to close.

"Buyer" has the meaning set forth in the Preamble.

"Buyer Ancillary Documents" means each agreement, document, instrument or certificate to be delivered by Buyer, or their Affiliates, at the Closing pursuant to Section 3.3 and each other document or Contract entered into by Buyer, or its Affiliates, in connection with this Agreement or the Closing.

"Buyer Indemnified Costs" means, subject to Article VIII, any and all damages, losses, Claims, assessments, judgments, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Buyer Indemnified Parties incurs and that arise out of or relate to any breach of a representation, warranty or covenant of Seller under this Agreement. Notwithstanding anything in the foregoing to the contrary, Buyer Indemnified Costs shall exclude any and all indirect, consequential, punitive, or exemplary damages (other than those that are a result of (a) a third-party action for such indirect, consequential, punitive or exemplary damages, or (b) the gross negligence or willful misconduct of Seller or, to the extent occurring before the Closing Date, the Company).

"Buyer Indemnified Parties" means Buyer and HFC and each officer, director, partner, manager, employee, consultant, stockholder and Affiliate of Buyer and HFC.

"Buyer Payment Obligations" has the meaning set forth in Section 10.1.
"Claim" means any existing or threatened future claim, demand, suit, action, investigation, proceeding, governmental action or cause of action of any kind or character (in each case, whether civil, criminal, investigative or administrative), known or unknown, under any theory, including those based on theories of contract, tort, statutory liability, strict liability, employer liability, premises liability, products liability, breach of warranty or malpractice.
"Closing" has the meaning set forth in Section 3.1.

"Closing Date" has the meaning set forth in Section 3.1.

"Code" means the Internal Revenue Code of 1986, as amended.

"Consents" means all notices to, authorizations, consents, Orders or approvals of, or registrations, declarations or filings with, or expiration of waiting periods imposed by, any Governmental Authority, and any notices to, consents or approvals of any other third party, in each case that are required by Applicable Law or by Contract in order to consummate the transactions contemplated by this Agreement and the Ancillary Documents.

"Contract" means any written or oral contract, agreement, indenture, instrument, note, bond, loan, lease, mortgage, franchise, license agreement, purchase order, binding bid or offer, binding term sheet or letter of intent or memorandum, commitment, letter of credit or any other legally binding arrangement, including any amendments or modifications thereof and waivers relating thereto.

"Deed" has the meaning set forth in Section 3.2(a).

"Dispute" means any dispute or difference that arises between the Parties in connection with or arising out of this Agreement (including, any dispute as to the termination or invalidity of this Agreement or any provision of it).

"Effective Time" has the meaning set forth in Section 3.1.

"Encumbrance" means any mortgage, pledge, charge, hypothecation, claim, easement right of purchase, security interest, deed of trust, conditional sales agreement, encumbrance, interest, option, lien, right of first refusal, right of way, defect in title, encroachments or other restriction, whether or not imposed by operation of Applicable Law, any voting trust or voting agreement, stockholder agreement or proxy, created by, through or under Seller.

"Excluded Assets" has the meaning set forth in Section 2.4.

"Governmental Authority" means any federal, state, local or foreign government or any provincial, departmental or other political subdivision thereof, or any entity, body or authority exercising executive, legislative, judicial, regulatory, administrative or other governmental functions or any court, department, commission, board, bureau, agency, instrumentality or administrative body of any of the foregoing.

"HEP Operating" has the meaning set forth in the Preamble.

"HFC" has the meaning set forth in the Preamble.

"HFC Entities" means HFC and its direct and indirect subsidiaries other than the HEP Entities.

"HFRM" has the meaning set forth in the Recitals.

"Improvements" has the meaning set forth in the Recitals.

"Indemnified Costs" means Buyer Indemnified Costs and Seller Indemnified Costs, as applicable.

"Indemnified Party" means Buyer Indemnified Parties and Seller Indemnified Parties.

"Indemnifying Party" has the meaning set forth in Section 8.2.

"Knowledge" and any variations thereof, or words to the same effect, means (i) with respect to Seller, actual knowledge after reasonable inquiry of Mark Cunningham and Richard Voliva; and (ii) with respect to Buyer, actual knowledge after reasonable inquiry of George Damiris.

"LLC Transfer Agreement" has the meaning set forth in the Recitals.

"Material Adverse Effect" means any adverse change, circumstance, effect or condition in or relating to the assets, financial condition, results of operations, or business of any person that materially affects the business of such person or that materially impedes the ability of any person to consummate the transactions contemplated hereby, other than any change, circumstance, effect or condition in the refining or pipelines industries generally (including any change in the prices of crude oil, natural gas, natural gas liquids, feedstocks or refined products or other hydrocarbon products, industry margins or any regulatory changes or changes in Applicable Law) or in United States or global economic conditions or financial markets in general. Any determination as to whether any change, circumstance, effect or condition has a Material Adverse Effect shall be made only after taking into account all effective insurance coverages and effective third-party indemnifications with respect to such change, circumstance, effect or condition.

"Monetary Liens" means any mortgage, deed of trust, judgment lien or other similar financial encumbrance arising by, through or under Seller.

"Osage Transaction" has the meaning set forth in the Recitals.

"Order" means any order, writ, injunction, decree, compliance or consent order or decree, settlement agreement, schedule and similar binding legal agreement issued by or entered into with a Governmental Authority.

"Partnership" has the meaning set forth in the Preamble.

"Party" and "Parties" have the meanings set forth in the Preamble.

"Permits" means all material permits, licenses, variances, exemptions, Orders, franchises and approvals of all Governmental Authorities necessary for the lawful ownership and operation of the Terminal, including the Assets.

"Permitted Encumbrances" means recorded encumbrances, agreements, defects, restrictions and adverse claims covering the Property and all Applicable Laws, rules, regulations, ordinances, judgments and orders of governmental authorities or tribunals having or asserting jurisdiction over the Property and operations conducted thereon or therewith, in each case to the extent the same are valid and enforceable and affect the Property, including, without limitation (i) all matters that a current on the ground survey, title insurance commitment or policy, or visual inspection of the Property would reflect, (ii) the applicable liabilities assumed in Section 2.2, and (iii) any additional matters specified in "Permitted Encumbrances" as defined in the Deed.

"Person" means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, Governmental Authority or other entity.

"Property" has the meaning set forth in the Recitals.

"Real Property" has the meaning set forth in the Recitals.

"Seller" has the meaning set forth in the Preamble.

"Seller Ancillary Documents" means each agreement, document, instrument or certificate to be delivered by Seller, or its Affiliates, at the Closing pursuant to Section 3.2 and each other document or Contract entered into by Seller, or its Affiliates, in connection with this Agreement or the Closing.

"Seller Indemnified Costs" means any and all damages, losses, Claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorneys' fees and expenses incurred in investigating and preparing for any litigation or proceeding) that any of the Seller Indemnified Parties incur and that arise out of or relate to any breach of a representation, warranty or covenant of Buyer under this Agreement. Notwithstanding anything in the foregoing to the contrary, Seller Indemnified Costs shall exclude any and all indirect, consequential, punitive or exemplary damages (other than those that are a result of (x) a third-party claim for such indirect, consequential, punitive or exemplary damages or (y) the gross negligence or willful misconduct of Buyer).

"Seller Indemnified Parties" means Seller and each officer, director, partner, manager, employee, consultant, stockholder, and Affiliate of Seller, including the Partnership.

“Seller Obligations” has the meaning set forth in Section 10.2.

"Tangible Personal Property" has the meaning set forth in the Recitals.

“Tax” or “Taxes” means (i) all taxes, assessments, fees, and other charges of any kind whatsoever imposed by any Governmental Authority, including any federal, state, local and/or foreign income tax, net worth tax, production tax, value added tax, withholding tax, gross receipts tax, profits tax, ad valorem tax, personal property tax, real property tax, sales tax, goods and services tax, transfer tax, use tax, excise tax, insurance tax, capital stock tax, franchise tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add-on minimum tax and estimated tax, (ii) any interest, fine, penalty or additions to tax imposed by a Governmental Authority in connection with any item described in clause (i), and (iii) any liability in respect of any item described in clauses (i) or (ii) above, that arises by reason of a contract, assumption, transferee, successor liability or operation of law.

“Tax Return” shall mean any report, return, information statement, schedule, attachment, payee statement or other information required to be provided to any Governmental Authority with respect to Taxes or any amendment thereof.
"Terminal" has the meaning set forth in the Recitals.

"Terminal Liabilities" means all obligations and liabilities associated with the Property, including the Assigned Contracts but excluding the Alon Documents and the liabilities identified in Section 2.3.

"third-party action" has the meaning set forth in Section 8.2.

EXHIBIT C
to
REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Interpretation

As used in this Agreement, unless a clear contrary intention appears:

(a)    any reference to the singular includes the plural and vice versa, any reference to natural persons includes legal persons and vice versa, and any reference to a gender includes the other gender;
(b)    the words "hereof", "hereby", "herein", and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;
(c)    any reference to Articles, Sections and Exhibits are, unless otherwise stated, references to Articles, Sections and Exhibits of or to this Agreement and references in any Section or definition to any clause means such clause of such Section or definition. The headings in this Agreement have been inserted for convenience only and shall not be taken into account in its interpretation;
(d)    reference to any agreement (including this Agreement), document or instrument means such agreement, document, or instrument as amended, modified or supplemented and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of this Agreement;
(e)    the Exhibits and Schedules hereto form an integral part of this Agreement and are equally binding therewith. Any reference to "this Agreement" shall include such Exhibits and Schedules;
(f)    references to a person shall include any permitted assignee or successor to such Party in accordance with this Agreement and reference to a person in a particular capacity excludes such person in any other capacity;
(g)    if any period is referred to in this Agreement by way of reference to a number of days, the days shall be calculated exclusively of the first and inclusively of the last day unless the last day falls on a day that is not a Business Day in which case the last day shall be the next succeeding Business Day;
(h)    the use of "or" is not intended to be exclusive unless explicitly indicated otherwise;
(i)    references to "$" or to "dollars" shall mean the lawful currency of the United States of America; and
(j)    the words "includes," "including," or any derivation thereof shall mean "including without limitation" or "including, but not limited to."

EXHIBIT D
to
REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Form of Deed

After Recording, Return To:
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: General Counsel
SPECIAL WARRANTY DEED

STATE OF TEXAS        §
§              KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF EL PASO        §

HEP REFINING ASSETS, L.P., a Delaware limited partnership ("Grantor"), for and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD, and CONVEYED and by these presents does GRANT, BARGAIN, SELL, and CONVEY unto EL PASO LOGISTICS LLC, a Delaware limited liability company ("Grantee") the real property in El Paso County, Texas, fully described in Exhibit A hereto, together with all easements, rights, titles, and interests appurtenant thereto (collectively, the "Property").

This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to general real property taxes not now due and payable, all restrictions, reservations, easements, encumbrances, and other conditions of record as may be disclosed by a record examination of title to the Property, other than monetary liens and financial encumbrances arising by, through or under Grantor, and such matters as may be disclosed by a physical inspection of the Property (collectively, the “Permitted Encumbrances”).

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereunto in anywise belonging, unto Grantee, its successors and assigns forever, and Grantor does hereby bind itself, its successors and assigns, to WARRANT AND FOREVER DEFEND all and singular the title to the Property unto the said Grantee, its successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Grantor but not otherwise, subject to the Permitted Encumbrances.

Grantee's address is 2828 N. Harwood, Suite 1300, Dallas, Texas 75201.

EXECUTED as of February ___, 2016.

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company, its general partner

By: ____________________________
Michael C. Jennings
Chief Executive Officer

STATE OF TEXAS            §
§
COUNTY OF _________        §

This instrument was acknowledged before me on February ___, 2016, by Michael C. Jennings, the Chief Executive Officer of HEP Refining GP, L.L.C., a Delaware limited liability company, acting as the general partner of HEP Refining Assets, L.P., a Delaware limited partnership.

_____________________________________
Notary Public, State of Texas

EXHIBIT A
TO
SPECIAL WARRANTY DEED
(Legal Description of the Property)

PARCEL 1:

Being a portion of Tract 1A2, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A2;
THENCE, along the north easterly line of said Tract 1A2, South 58 degrees 01' 00" East, a distance of 3,218.47 feet to a point;
THENCE, leaving said northeasterly line. South 30 degrees 55' 00" West, a distance of 150.06 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 58 degrees 01' 00" East, a distance of 792.36 feet to a point for corner;
THENCE, South 32 degrees 35' 17" West, a distance of 261.19 feet to a point for corner;
THENCE, North 57 degrees 37' 10" West, a distance of 784.87 feet to a point for corner;
THENCE, North 30 degrees 55' 00" East, a distance of 255.78 feet to the POINT OF BEGINNING and containing 4.679 acres of land.

PARCEL 2:

Being a portion of Tract 1 A3, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A3;
THENCE, along the northeasterly line of said Tract 1A3, South 58 degrees 01' 00" East, a distance of 3,499.26 feet to a point;
THENCE, leaving said northeasterly line, South 32 degrees 14' 00" West, a distance of 488.89 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 57 degrees 49' 00" East, a distance of909.00 feet to a point for corner;
THENCE, South 59 degrees 54' 00" East, a distance of 141.10 feet to a point for comer;
THENCE, South 32 degrees 14' 00" West, a distance of 335.13 feet to a point for comer;
THENCE, North 57 degrees 49'00" West, a distance of 1,050.00 feet to a point for corner;
THENCE, North 32 degrees 14' 00" East, a distance of 330.00 feet to the POINT OF BEGINNING and containing 7.963 acres of land.

PARCEL 3:

Being a portion of Tract 1A8, Block 4, Ascarate Grant, .City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:
COMMENCING FOR REFERENCE at the City Monument at the centerline intersection of Hawkins Boulevard and Tony Lama Street;

THENCE, along the center line of said Hawkins Boulevard, North 58 degrees 01' 00" West, a distance of 1,263.28 feet to a City Monument at me beginning of a curve to the right;
THENCE, leaving said center line. North 60 degrees 23' 42" West, a distance of 453.15 feet to a point set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard and POINT OF BEGINNING for the herein described tract;
THENCE, leaving said south right-of-way line and along the arc of a curve to the right (Delta Angle - 63 degrees 16'31", Radius - 335.00 feet, Chord - North 89 degrees 15' 26" West, 351.45 feet) a distance of 369.96 feet.to a set 1/2" rebar; .
THENCE, North 57 degrees 37' 10" West, a distance of 558.04 feet to a set 1/2" rebar;
THENCE, North 32 degrees 35' 17" East, a distance of 261.19 feet to a set 1/2" rebar in the south right-of-way line of a 150 feet wide City of El Paso drainage right-of-way;
THENCE, along the south line of said drainage right-of-way, South 58 degrees 01' 00" East, a distance of 698.23 feet to a set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard;
THENCE, along said south right-of-way line in a curve to the left South 29 degrees 59' 56" East, 176.18 feet) a distance of 176.70 feet to the POINT OF BEGINNING and containing 202,904 square feet or 4.658 acres of land.

PARCEL 4:

Lots 39 to 55, inclusive, Block 8, East Side Industrial District Unit One, an addition to the City of El Paso, El Paso County, Texas, according to the map thereof on File in Book 1, Page 44, Plat Records, El Paso County, Texas.

EXHIBIT E
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REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Form of Bill of Sale

BILL OF SALE AND ASSIGNMENT

HEP REFINING ASSETS, L.P., a Delaware limited partnership ("Grantor"), for good and valuable consideration paid by EL PASO LOGISTICS LLC, a Delaware limited liability company ("Grantee"), the receipt and sufficiency of which are hereby acknowledged, has BARGAINED, SOLD, ASSIGNED and DELIVERED and by these presents does BARGAIN, SELL, ASSIGN and DELIVER unto Grantee all tangible personal property and fixtures owned by Grantor and used in connection with the ownership, maintenance, or operation of the real property described on Exhibit A or the improvements located thereon (the "Property").

This Bill of Sale is made and accepted expressly subject to the Permitted Encumbrances (as defined in the Refined Products Terminal Transfer Agreement dated the date hereof by and among Grantor, Grantee, Holly Energy Partners, L.P., HollyFrontier Corporation and Holly Energy Partners – Operating, L.P.) (the "Terminal Transfer Agreement").

Notwithstanding anything in this Agreement to the contrary, this Bill of Sale shall not include any of the Excluded Assets described in the Terminal Transfer Agreement.

[Signatures on following page]

EXECUTED as of February ___, 2016.

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company, its general partner

By: ____________________________
Michael C. Jennings
Chief Executive Officer

EXHIBIT A
TO
BILL OF SALE AND ASSIGNMENT
(Legal Description of the Property)

PARCEL 1:

Being a portion of Tract 1A2, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A2;
THENCE, along the north easterly line of said Tract 1A2, South 58 degrees 01' 00" East, a distance of 3,218.47 feet to a point;
THENCE, leaving said northeasterly line. South 30 degrees 55' 00" West, a distance of 150.06 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 58 degrees 01' 00" East, a distance of 792.36 feet to a point for corner;
THENCE, South 32 degrees 35' 17" West, a distance of 261.19 feet to a point for corner;
THENCE, North 57 degrees 37' 10" West, a distance of 784.87 feet to a point for corner;
THENCE, North 30 degrees 55' 00" East, a distance of 255.78 feet to the POINT OF BEGINNING and containing 4.679 acres of land.

PARCEL 2:

Being a portion of Tract 1 A3, Block 4, Ascarate Grant, City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:

COMMENCING FOR REFERENCE at the most northeasterly corner of said Tract 1A3;
THENCE, along the northeasterly line of said Tract 1A3, South 58 degrees 01' 00" East, a distance of 3,499.26 feet to a point;
THENCE, leaving said northeasterly line, South 32 degrees 14' 00" West, a distance of 488.89 feet to the POINT OF BEGINNING for the herein described Tract;
THENCE, South 57 degrees 49' 00" East, a distance of909.00 feet to a point for corner;
THENCE, South 59 degrees 54' 00" East, a distance of 141.10 feet to a point for comer;
THENCE, South 32 degrees 14' 00" West, a distance of 335.13 feet to a point for comer;
THENCE, North 57 degrees 49'00" West, a distance of 1,050.00 feet to a point for corner;
THENCE, North 32 degrees 14' 00" East, a distance of 330.00 feet to the POINT OF BEGINNING and containing 7.963 acres of land.

PARCEL 3:

Being a portion of Tract 1A8, Block 4, Ascarate Grant, .City of El Paso, El Paso County, Texas and being more particularly described by metes and bounds as follows:
COMMENCING FOR REFERENCE at the City Monument at the centerline intersection of Hawkins Boulevard and Tony Lama Street;

THENCE, along the center line of said Hawkins Boulevard, North 58 degrees 01' 00" West, a distance of 1,263.28 feet to a City Monument at me beginning of a curve to the right;
THENCE, leaving said center line. North 60 degrees 23' 42" West, a distance of 453.15 feet to a point set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard and POINT OF BEGINNING for the herein described tract;
THENCE, leaving said south right-of-way line and along the arc of a curve to the right (Delta Angle - 63 degrees 16'31", Radius - 335.00 feet, Chord - North 89 degrees 15' 26" West, 351.45 feet) a distance of 369.96 feet.to a set 1/2" rebar; .
THENCE, North 57 degrees 37' 10" West, a distance of 558.04 feet to a set 1/2" rebar;
THENCE, North 32 degrees 35' 17" East, a distance of 261.19 feet to a set 1/2" rebar in the south right-of-way line of a 150 feet wide City of El Paso drainage right-of-way;
THENCE, along the south line of said drainage right-of-way, South 58 degrees 01' 00" East, a distance of 698.23 feet to a set 1/2" rebar in the south right-of-way line of said Hawkins Boulevard;
THENCE, along said south right-of-way line in a curve to the left South 29 degrees 59' 56" East, 176.18 feet) a distance of 176.70 feet to the POINT OF BEGINNING and containing 202,904 square feet or 4.658 acres of land.

PARCEL 4:

Lots 39 to 55, inclusive, Block 8, East Side Industrial District Unit One, an addition to the City of El Paso, El Paso County, Texas, according to the map thereof on File in Book 1, Page 44, Plat Records, El Paso County, Texas.

SCHEDULE 2.1
to
REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Assigned Contracts

Agreements between Seller and third party carriers permitting access to the Terminal by such third party carriers.

SCHEDULE 2.4
to
REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Excluded Assets

The “Excluded Assets” referenced in the foregoing Agreement are the following assets, as further identified on the diagram attached to this Schedule 2.4:

(a)
6” Manifold Piping – 6” piping in the Eastside portion of the Hawkins Terminal including but not limited to:  receiving pig trap; mainline valve MOV-1; flow meter; meter prover; piping and pipe rack inside terminal; launching pig trap; instrumentation including pressure and temperature transmitters and densitometer;

(b)
Electrical and Controls in the Eastside portion of the Hawkins Terminal – including but not limited to:  PLC Cabinet and Pipeline PLC; Quickpanel inside Cut Shack; Satellite dish and communication equipment for SCADA; Pipeline UPS & MCC; and

(c)	Electrical and Controls in the PD portion of the Hawkins Terminal – including but not limited to: PLC Cabinet and Pipeline PLC.
(d)

ii

PUMP
PUMP
SUMP
POWER
FILTER
PUMP
PUMP
PUMP
PUMP
P/L FROM
6" EQ. ELL TYP.
FOR REFERENCE ONLY
DEC 21 1992

NOTES	REFERENCE DRAWINGS	REVISIONS	REVISIONS	DRAWING TITLE
				EAST SIDE MANIFOLD ISOMETRIC

Navajo REFINING COMPANY
ENGINEERING DEPARTMENT
ARTESIA, NEW MEXICO

DRAWN BY	CHK'D BY	SCALE NONE
8-21-92	APP'D BY	DRAWING NO.

SCHEDULE 4.3
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REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Required Consents - Seller

None

SCHEDULE 5.3
to
REFINED PRODUCTS TERMINAL TRANSFER AGREEMENT

Required Consents - Buyer

None

Schedule 2.4